Exhibit 10.1

Execution Version

BORROWING BASE REDETERMINATION, COMMITMENT INCREASE AND FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

This BORROWING BASE REDETERMINATION, COMMITMENT INCREASE AND FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Agreement”), dated as of October 25, 2024, is by and among Amplify Energy Operating LLC, a Delaware limited liability company (the “Borrower”), Amplify Acquisitionco LLC, a Delaware limited liability company (“Parent”), each of the other undersigned guarantors (together with the Borrower, collectively, the “Loan Parties”), each of the Lenders that is a signatory hereto and KEYBANK NATIONAL ASSOCIATION, as administrative agent for the Lenders (in such capacity, together with its successors, the “Administrative Agent”) and as letter of credit issuer for the Lenders (in such capacity, together with its successors, the “L/C Issuer”).

Recitals

A.           The Borrower, Parent, the Administrative Agent, the L/C Issuer, and the Lenders are parties to that certain Amended and Restated Credit Agreement dated as of July 31, 2023, as further amended, restated, amended and restated, modified or otherwise supplemented from time to time prior to the date hereof, the “Credit Agreement”), pursuant to which the L/C Issuer and the Lenders have, subject to the terms and conditions set forth therein, made certain credit available to and on behalf of the Borrower.

B.           The Borrower has provided the necessary Engineering Report in order for the Administrative Agent and the Lenders to complete the fall 2024 Scheduled Determination of the Borrowing Base and after reviewing such Engineering Report, the Administrative Agent and the Lenders have recommended decreasing the Borrowing Base from $150,000,000 to $145,000,000.

C.           The Borrower has requested that each of KeyBank National Association, Citizens Bank, N.A., and Cadence Bank (each an “Increasing Lender”) increase its respective Commitment, such that after giving effect to the increased Commitments, the Lenders party to the Credit Agreement (including each of the Increasing Lenders) shall have the respective Commitments set forth on Annex I attached hereto and shall hold the outstanding principal amount of Loans and Letters of Credit participations in accordance with such Commitments resulting in the Applicable Percentages.

D.           The Borrower, Parent, the Administrative Agent, the L/C Issuer and the Lenders party hereto desire to enter into this Agreement, to among other things, decrease the Borrowing Base, increase the Aggregate Commitments, and make certain other amendments to the Credit Agreement.

E.           NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.              Defined Terms. Each capitalized term that is defined in the Credit Agreement, but that is not defined in this Agreement, shall have the meaning ascribed to such term in the Credit Agreement. Unless otherwise indicated, all section and exhibit references in this Agreement refer to the respective sections and exhibits in the Credit Agreement.

Section 2.              Redetermination of the Borrowing Base.

(a)           In accordance with Section 2.05(b)(i) of the Credit Agreement, on and as of the Effective Date (defined below), the Borrowing Base shall be redetermined and decreased from $150,000,000 to $145,000,000, which Borrowing Base shall remain in effect until otherwise redetermined or adjusted in accordance with the terms of the Credit Agreement.

(b)           Both the Borrower, on the one hand, and the Administrative Agent and the Lenders party hereto, on the other hand, agree that the foregoing redetermination of the Borrowing Base pursuant to Section 2(a) above shall constitute the regularly scheduled fall 2024 Scheduled Determination of the Borrowing Base and shall not constitute a Special Determination.

Section 3.              Increase in Commitments of Increasing Lenders.

(a)           Upon the Effective Date, and by its execution and delivery hereof, the Increasing Lender (i) shall, and does hereby, increase its Commitment under the Credit Agreement to the amount as set forth opposite its name on the revised Schedule 2.01 attached hereto as Annex I and (ii) represents and warrants to the Administrative Agent and each L/C Issuer that it has full power and authority, and has taken all action necessary, to execute and deliver this Agreement and to consummate the transactions contemplated hereby.

(b)           Schedule 2.01 of the Credit Agreement is hereby updated and revised in its entirety to reflect the Commitments of the Lenders as set forth in Annex I attached hereto after giving effect to the increase of Commitments.

Section 4.              Renewal and Continuation of Existing Loans. As of the Effective Date:

(a)           All of the Loans outstanding under the Credit Agreement immediately prior to the Effective Date shall hereby be renewed, extended and continued under the Credit Agreement and shall be Loans outstanding under the Credit Agreement. On the Effective Date, each Lender (including each Increasing Lender) shall hold its respective Applicable Percentage of the outstanding Loans (and participation interests in participations in L/C Obligations) as reflected in the revised Schedule 2.01 attached hereto as Annex I.

(b)           This Agreement is executed and delivered by the Increasing Lenders, the Borrower, the Administrative Agent and each L/C Issuer in lieu of the execution and delivery of a Commitment Increase Agreement, as applicable, otherwise contemplated by Section 2.04 of the Credit Agreement, and the requirements of Section 2.04 are hereby superseded with respect thereto.

Section 5.              Amendments to the Credit Agreement.

(a)           Section 1.01 of the Credit Agreement is hereby amended by amending the definition of “Applicable Rate” therein to replace the reference of “2.725” therein with “2.750” and the reference of “3.725” therein with “3.750”.

(b)           Section 1.01 of the Credit Agreement is hereby amended by amending and restating the definition of “Aggregate Commitments” to provide as follows:

“Aggregate Commitments” means the Commitments of all the Lenders. As of the First Amendment Effective Date, the amount of the Aggregate Commitments is $145,000,000.

(c)           Section 1.01 of the Credit Agreement is hereby amended by inserting the following definition in the appropriate alphabetical order:

“First Amendment Effective Date” shall mean October 25, 2024.”

(d)           Section 2.05(a) of the Credit Agreement is hereby amended and restated to provide as follows:

“(a)              Initial Borrowing Base. During the period from the First Amendment Effective Date until the next Determination Date, the Borrowing Base shall be $145,000,000, subject to adjustment or reduction, as applicable, as set forth in Sections 2.05(c) and 2.05(d).”

(e)           Section 10.01 of the Credit Agreement is hereby amended to add at the end of the penultimate paragraph therein the following:

“Notwithstanding anything to the contrary contained in any Loan Document, the Administrative Agent and the Borrower may amend, modify or supplement any Loan Document without the consent of any Lender in order to correct, amend, cure or resolve any ambiguity, omission, defect, typographical error, inconsistency or other manifest error therein that is not adverse to the Lenders.

Section 6.              Conditions Precedent to Effectiveness of the Commitment Increase and Borrowing Base Decrease. This Agreement shall become effective on the date (the “Effective Date”) on which each of the following conditions is satisfied:

(a)           The Administrative Agent shall have received counterparts of this Agreement from each of Parent, the Borrower and each other Loan Party, each Increasing Lender, the Required Lenders, the Administrative Agent, and the L/C Issuer.

(b)           The Administrative Agent shall have received a certificate executed by a Responsible Officer of each Loan Party dated as of the Effective Date, on which the Administrative Agent and the Lenders may conclusively rely until the Administrative Agent receives notice in writing from the Parent, the Borrower or each other Loan Party to the contrary, certifying that attached to each such certificate is a true and complete copy of resolutions duly adopted by the board of directors (or other governing body) of such Person, as applicable, authorizing the execution, delivery and performance of this Agreement.

(c)           The Administrative Agent shall have received, on behalf of itself and the Lenders, customary written opinion of Kirkland & Ellis, LLP, counsel for the Loan Parties (or such other counsel selected by the Borrower and reasonably acceptable to the Administrative Agent), in form and substance satisfactory to the Administrative Agent, covering such matters relating to the Loan Parties and this Agreement as the Administrative Agent shall reasonably request.

(d)           Each of Parent, the Borrower and each other Loan Party shall have confirmed and acknowledged to the Administrative Agent and the Lenders, and by its execution and delivery of this Agreement each of Parent, the Borrower and each other Loan Party does hereby confirm and acknowledge to the Administrative Agent and the Lenders, that (i) the execution, delivery and performance of this Agreement has been duly authorized by all requisite corporate or limited liability company action, as applicable, on the part of Parent, the Borrower, and each other Loan Party, (ii) the Credit Agreement and each other Loan Document to which it is a party constitute valid and legally binding agreements enforceable against each of Parent, Borrower and each other Loan Party in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws relating to or affecting the enforcement of creditors’ rights generally and by general principles of equity, (iii) the representations and warranties by each of Parent, Borrower and each other Loan Party contained in Article V of the Credit Agreement or any other Loan Document to which such entity is a party are true and correct on and as of the Effective Date in all material respects (or if such representation or warranty is qualified by or subject to a “materiality”, “material adverse effect”, “material adverse change” or any similar term or qualification, such representation or warranty shall be true and correct in all respects) as though made on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case was true and correct, in all material respects (or if such representation or warranty is qualified by or subject to a “materiality”, “material adverse effect”, “material adverse change” or any similar term or qualification, such representation or warranty shall continue to be true and correct in all respects) as of such earlier date, and (iv) no Default or Event of Default exists under the Credit Agreement or any of the other Loan Documents.

For purposes of determining compliance with the conditions specified in Section 6 above, each Lender shall be deemed to have consented to, approved or accepted or be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received written notice from such Lender prior to the Effective Date specifying its objection thereto.

Section 7.              Agreement Fee. Upon the Effective Date, the Borrower shall pay to the Administrative Agent for the account of each Increasing Lender an upfront fee equal to sixty (60) basis points on the amount of such Lender’s incremental increase in Commitment after giving effect to the Agreement.

Section 8.              Miscellaneous.

(a)           Confirmation and Effect and No Waiver. The provisions of the Credit Agreement (as amended by this Agreement) shall remain in full force and effect in accordance with its terms following the effectiveness of this Agreement. Each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import shall mean and be a reference to the Credit Agreement as amended hereby, and each reference to the Credit Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby. This Agreement is a Loan Document for all purposes under the Loan Documents. The execution, delivery and effectiveness of this Agreement shall not operate as a waiver of any default of Parent, Borrower or any other Loan Party or any right, power or remedy of the Administrative Agent or the Lenders under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents. This Agreement shall serve as an amendment to the Credit Agreement, but shall not extinguish or novate the Loans or any other Obligation under the Credit Agreement.

(b)           Ratification and Affirmation of Loan Parties. Each of Parent, Borrower and each of the other Loan Parties hereby expressly (a) acknowledges the terms of this Agreement, (b) ratifies and affirms all of their respective Obligations and each of their other obligations under the Credit Agreement and the other Loan Documents to which it is a party, as amended hereby, (c) acknowledges, renews and extends its continued liability under the Credit Agreement and the other Loan Documents to which it is a party, as amended hereby, (d) ratifies and affirms all Liens granted by it pursuant to the Loan Documents to secure the Secured Obligations (except to the extent that such Liens have been released in accordance with the Loan Documents) and affirms that after giving effect to this Agreement, the terms of the Security Instruments secure, and will continue to secure, all Secured Obligations thereunder, and (e) agrees that its guarantee under the Guaranty, if applicable, and the other Loan Documents to which it is a party, as amended hereby, remains in full force and effect with respect to the Obligations.

(c)           Counterparts. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or electronic (e.g., pdf) transmission shall be effective as delivery of a manually executed original counterpart hereof.

(d)           No Oral Agreement. This written Agreement, the Credit Agreement and the other Loan Documents executed in connection herewith and therewith represent the final agreement among the parties and may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties.

(e)           Governing Law. This Agreement (including, but not limited to, the validity and enforceability hereof) shall be governed by, and construed in accordance with, the laws of the State of New York.

(f)            Payment of Expenses. The Borrower agrees to pay or reimburse the Administrative Agent for fees and expenses in connection with this Agreement pursuant to the terms and conditions of Section 10.04 of the Credit Agreement.

(g)           Severability. If any provision of this Agreement is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Agreement shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

(h)           Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns as permitted under Section 10.06 of the Credit Agreement.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed effective as of the date first written above.

BORROWER:	AMPLIFY ENERGY OPERATING LLC,
a Delaware limited liability company,
as the Borrower

	By:	/s/ James Frew
	Name:	James Frew
	Title:	Senior Vice President and Chief Financial Officer

PARENT:	AMPLIFY ACQUISITIONCO LLC,
a Delaware limited liability company,
as Parent

	By:	/s/ James Frew
	Name:	James Frew
	Title:	Senior Vice President and Chief Financial Officer

GUARANTORS:	AMPLIFY ENERGY SERVICES LLC,
a Delaware limited liability company

	By:	/s/ James Frew
	Name:	James Frew
	Title:	Senior Vice President and Chief Financial Officer

BETA OPERATING COMPANY, LLC,
a Delaware limited liability company

By:	/s/ James Frew
Name:	James Frew
Title:	Senior Vice President and Chief Financial Officer

SAN PEDRO BAY PIPELINE COMPANY,
a California corporation

By:	/s/ James Frew
Name:	James Frew
Title:	Senior Vice President and Chief Financial Officer

AMPLIFY OKLAHOMA OPERATING LLC,
a Delaware limited liability company

By:	/s/ James Frew
Name:	James Frew
Title:	Senior Vice President and Chief Financial Officer

Signature Page to Borrowing Base Redetermination, Commitment Increase and First Amendment

ADMINISTRATIVE AGENT:	KEYBANK NATIONAL ASSOCIATION,
as Administrative Agent, an L/C Issuer, and as a Lender

	By:	/s/ David M. Bornstein
	Name:	David M. Bornstein
	Title:	Senior Vice President

Signature Page to Borrowing Base Redetermination, Commitment Increase and First Amendment

LENDER:	CITIZENS BANK, N.A, as a Lender

	By:	/s/ Cameron Spence
	Name:	Cameron Spence
	Title:	Vice President

Signature Page to Borrowing Base Redetermination, Commitment Increase and First Amendment

LENDER:	CADENCE BANK, as a Lender

	By:	/s/ Ian Payne
	Name:	Ian Payne
	Title:	Vice President

Signature Page to Borrowing Base Redetermination, Commitment Increase and First Amendment

LENDER:	GOLDMAN SACHS LENDING PARTNERS LLC, as a Lender

	By:	/s/ Priyankush Goswami
	Name:	Priyankush Goswami
	Title:	Authorized Signatory

Signature Page to Borrowing Base Redetermination, Commitment Increase and First Amendment

LENDER:	Morgan Stanley Senior Funding, Inc., as a Lender

	By:	/s/ Aaron McLean
	Name:	Aaron McLean
	Title:	Vice President

Signature Page to Borrowing Base Redetermination, Commitment Increase and First Amendment

Annex I

SCHEDULE 2.01

Commitments and Applicable Percentages

Lender	Commitments	Applicable Percentages
KeyBank, National Association	$45,000,000.00	31.034482759%
Citizens Bank, N.A.,	$43,000,000.00	29.655172414%
Cadence Bank	$43,000,000.00	29.655172414%
Shell Trading (US) Company	$8,000,000.00	5.517241379%
Goldman Sachs Lending Partners LLC	$3,000,000.00	2.068965517%
Morgan Stanley Senior Funding, Inc.	$3,000,000.00	2.068965517%
Total	$145,000,000.00	100.00%